Exhibit 10.34

IN ACCORDANCE WITH ITEM 601 OF REGULATION S-K, CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THE EXHIBIT BECAUSE IT IS BOTH (1) NOT MATERIAL AND (2) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. [*] INDICATES THAT INFORMATION HAS BEEN REDACTED.

Small and Micro Fast Loan Contract

Contract No.: 110009115630584408

The borrower (Party A, the borrowing enterprise and co-borrower hereunder are collectively referred to as “ Party A Party “or” Borrower ” means all / either party)

Name of borrowing enterprise: Beijing Haoxi Digital Technology Co., LTD

Address: 801, Floor 8, Floor C, 103, Huzhongli, Chaoyang District, Beijing

Postal code: 100026

Legal representative (person in charge): Xu Lei

fax No:

landline telephone:

Tel： [*]

Email:

Name of the co-borrower: Xu Lei

Address: Block B 14 10, floor 14,103 F, Huzhongli, Beijing

Postal code: 100026

Certificate name: Resident identity card

Certificate No.: [*]

landline telephone:

Tel： [*]

Email:

Lender (Party B): China Construction Bank Co., Ltd., Beijing Huamao Branch

Address: 18 #, 89, Jianguo Road (North Building)

Postal code: 100025

Person in charge: Zhang Dong

Fax: [*] Tel.:

In accordance with relevant laws, regulations and rules, party A and Party B have reached an agreement through consultation Same as, in order to observe it together.

1. Amount of loan

The loan amount provided by Party B to Party A is RMB (amount in words) one million four hundred and fifty thousand (RMB:1,450,000.00)

The amount of loan mentioned in this Contract refers to the limit of the principal balance of the working capital loan provided by Party B to Party A during the effective period of the amount agreed herein. The amount of expenditure mentioned in this contract is the amount of loan principal that Party A can apply for a single transaction under the amount agreed herein in accordance with the relevant requirements stipulated in the contract.

During the validity period of the quota, Party A shall use the loan amount as the first one

(1.1) It can be recycled. During the validity period of the quota, Party A can recycle the loan quota. As long as the principal balance of the outstanding loan hereunder repaid by Party A does not exceed the loan amount, Party A may continuously apply for the loan, regardless of the number of loans and the gold and the amount of each time, but the amount of the loan applied by Party A and the outstanding loan under this Contract repaid by Party A The sum of the principal balance shall not exceed the loan amount.

(1.2) Not be recyclable. During the validity period of the quota, Party A shall not recycle the loan quota. Party A may continuously apply for the loan, but after the loan is repaid, the loan amount corresponding to the loan will not be used again, that is, the accumulative expenditure amount shall not exceed the loan amount linear measure.

2 . The Purpose of the loan and the source of repayment

Party A shall use the loan for daily production and operation turnover.

The repayment source of the loan under this contract shall be the recovered funds for production and operation.

3. The effective period of the loan amount

3.1 The effective period of the loan amount under this Contract is from January 05, 2023 to January 05, 2024 (hereinafter referred to as the “Loan Limit Effective Period”). It occurs during the effective period of the quota Party A shall pay off the loan on the expiration date of the effective period of the quota.

3.2 When the validity period of the quota ends, the unused loan amount will automatically become invalid.

3.3 The term of a single loan is from the date of withdrawal of a single loan to the agreed repayment date During the stop.

3.4 The loan expenditure refers to the amount allocated by Party B according to the application of Party A and the provisions of this contract The act of the loan issuance to the loan issuance account.

4  Use of the loan amount

4.1 During the effective period of the amount and within the loan amount, Party A may apply for the loan one by one according to the needs, and go through the corresponding procedures through online channels. Party B according to party A’s handling situation and This contract stipulates that the loan funds shall be issued to the agreed loan issuance account.

4.2 The starting date of the single loan term is the date on which the loan amount is issued to the loan issuance account.

4.3 The maturity date of a single loan within the loan line is the maturity date of the loan amount.

5. Loan interest rate, penalty interest rate, interest rate and interest settlement

5.1 lending rate

5.1.1 The interest rate of the loan under this Contract is an annual interest rate and is calculated at 3.95%, i. e., the LPR interest rate plus (optional “plus” or “minus”) 30 basis points (1 basis point =0.01%, accurate to 0.01 basis points), and the interest rate during the term of the loan remain unchanged.

5.2.1 There is no fee directly related to the loan under this Contract.

5.2.3 Considering the above loan interest and the expenses directly related to the loan, the annual interest rate after the total loan interest rate under the contract (referred to as the total annualized interest rate) shall be subject to the LPR interest rate plus (plus / minus) 30 basis points (1 base Point =0.01%, accurate to 0.01 basis point).

5.2 Penalty interest rate

If Party A fails to use the loan according to the contracted purpose, the penalty interest rate shall be 100% above the loan interest rate. The penalty interest rate for overdue loans is 50% above the loan interest rate. At the same time, overdue and misappropriation of loans, it should be recalculated to collect penalty interest and compound interest.

5.3 The interest commencement date mentioned in this article refers to the date on which a single loan is transferred to the loan issuance account stipulated in Article 7 (hereinafter referred to as the “Loan Issuance Account”). The LPR rate under this Contract refers to the national banks one working day before the effective date of this Contract The 1-year loan market quoted rate (LPR) of the Industrial lending Center.

5.4 The loan interest is calculated from the date when the loan is transferred to the loan issuance account. The loan is calculated on a daily basis, and the daily interest rate = annual interest rate / 360. If Party A fails to settle the contract as agreed herein Interest daily payment, from the next day.

5.5 The knot interest

The loan under this contract is payable on a monthly basis, and the settlement date is fixed as the 20th day of each month.

6. Payment and payment of loans

6.1 Prerequisite for the loan issue

Unless Party B abandons it in whole or in part, only all of the following preconditions shall be continuously satisfied, Only when Party B is obliged to issue loans:

6.1.1 Party A has completed the approval, registration, delivery and payment related to the loan under this Contract Insurance and other legal procedures;

6.1.2 If this contract has a guarantee, the guarantee meeting the requirements of Party B has been effective and continued effect;

6.1.3 Party A has opened an account for withdrawal and repayment as required by Party B;

6.1.4 Party B has received the loan application from Party A and has reviewed and approved it;

6.1.5 Party A has not had any breach of contract as agreed herein;

6.1.6 No situation that may endanger Party B’s creditor’s rights has occurred;

6.1.7 Laws, regulations, rules or competent departments shall not prohibit or restrict party B Loan under the same item;

6.1.8 Party A’s financial indicators shall continue to meet the relevant requirements of Party B’s loan issuance;

6.1.9 Party A has submitted relevant materials before the issuance of the loan as agreed herein;

6.1.10 The materials provided by Party A to Party B are legal, true, complete, accurate and effective, and comply with other requirements proposed by Party B;

6.1.11 Other preconditions: None.

6.2 Loan payment

The loan payment under this Contract shall be executed in the following way in [1]:

6.2.1 Party A shall pay independently

After Party B issues the loan funds to the loan issuance account according to Party A’s withdrawal application, Party A shall independently pay the loan funds to the transaction object. Party A shall ensure that its transaction object and loan The specific use and the transaction information are consistent.

6.2 .2 Party B shall be entrusted with payment

Party A irrevocably entrusts Party B to pay the loan funds to party A’s transaction object. Party B shall transfer the loan funds to the loan issuance account, and then directly pay the loan funds from the loan issuance account to the transaction object account of Party A. Party A shall not do so much in any form (Including but not limited to transfer and withdrawal) to dispose of the loan funds.

Party A shall bear the risks, liabilities and losses caused by the failure, error and delay of the loan payment caused by the incomplete, untrue and inaccurate information, the specific purpose of the loan and the conflict between the information, and Party B shall not bear any responsibility. Party A shall compensate for all the losses suffered by Party B repay.

6.3 Once the loan funds are entrusted by Party B or paid by Party A, the loan funds shall be deemed that the Party B has fulfilled the loan obligations. Party A shall ensure that the status of the loan issuance account is normal (including but not limited to not being frozen by the competent authority, etc.). Party A shall bear the risks, responsibilities and losses incurred by the competent authorities after the loan funds are entered into the loan issuing account. Party B shall cause all losses suffered by Party A Compensation shall be given.

7. Use and supervision of accounts

7.1 Loan issuance account

The loan issuance account under this Contract is the account opened by Party A in Party B (Account number: [*]).

7.2 Fund withdrawal account

7.2.1 Party A shall return the existing account (account number:) already opened in Party B as funds account.

7.2.2 Party B has the right to manage the return and outflow of funds from the account.in this regard,

(7.2.2.1) Time of the recovered funds: the recovered funds shall be agreed in this contract Repayment is in place before days.

(7.2.2.2) The fund withdrawal account shall meet other requirements proposed by Party B.

8. Repayment

8.1 Repayment principle

The repayment of Party A hereunder shall be repaid in accordance with the following principles:

Party B shall have the right to first use the repayment of Party A to repay the expenses that shall be borne by Party A and paid by Party B and the expenses of realizing the creditor’s rights of Party B. The remaining amount shall be repaid in accordance with the principle of repaying the interest first and clearing the principal with the principal. However, for the loan with principal overdue for more than 90 days, the loan with interest overdue for more than 90 days, and the loan payment or otherwise stipulated by laws, regulations or rules, Party A shall repay the loan The said expenses shall be repaid in accordance with the principle of repaying the principal before repaying the interest..

8.2 payment of interest

Party A shall pay the interest due to Party B on the settlement date. The first interest payment date is the loan The first coupon settlement date after the release. When the last repayment, the interest with the clear.

8.3 Repayment method

Party A shall, before the repayment date agreed herein, prepare the current amount payable in the fund withdrawal account or other account opened by Party B and the personal account of the guarantor and transfer the repayment by itself (Party B shall also have the right to transfer the repayment from the account), or meet the repayment Transfer the agreed repayment date from other accounts for repayment. Party A chooses the first repayment method to repay the loan:

(8.3.1) With borrow with return

The loan under this contract may be repaid simultaneously, that is, before the maturity date of the loan agreed herein, Party A shall repay the interest monthly, and may repay part of the principal and interest of the loan or settle all the principal and interest of the loan in advance. Party A shall, before the maturity date of the loan agreed herein, prepare the amount payable on the fund return account and transfer the loan by itself (Party B also has the right to transfer from the account Loan), or transfer from other accounts for repayment.

(8.3.2) Fixed-term repayment

The loan under this contract shall be repaid monthly, and the principal shall be repaid at maturity. Party A shall pay the interest due to Party B on the interest settlement date, and the first interest payment date shall be the first interest settlement date after the issuance of the loan. When the last repayment, the interest with the clear. Party A shall, before the repayment date agreed herein, prepare the amount payable in the current period on the fund return account and transfer the repayment by itself (Party B also has the right to transfer the repayment from the account), or on the repayment date agreed herein He transferred the money from his account to repay the loan.

8.4 prepayment

8.4.1 If Party A pays the loan in installments, Party B has the right to repay part of the loan principal in advance Choose to pay in advance or reverse order of the repayment plan.

8.4.2 Party A shall repay in advance in accordance with the number of actual days and Article 5 of this Contract Loan interest rate calculates the interest.

8.4.3 After the repayment in advance, the outstanding loan shall still be held according to the loan interest rate agreed herein Line.

If the fixed term repayment method is adopted in Article 8, Item 3 (2) and the repayment needs to be made in advance, Party A shall go to the business counter designated by Party B to handle the advance repayment procedures..

9. The Rights and Obligations of Party A

9.1 Rights of Party A

(9.1.1) Party B has the right to apply for the loan to Party B as agreed herein;

(9.1.2) Having the right to use the loan according to the purposes agreed herein;

(9.1.3) Party B shall have the right to require Party B to keep confidential the relevant financial materials provided by Party A and the business secrets of production and operation, provided that laws, regulations and rules have other provisions Unless otherwise required by the agency or otherwise agreed by both parties;

(9.1.4) Have the right to refuse party B and its staff to take bribes, for the above acts Or Party B violates the national laws and regulations on credit interest rate and service charges, Have the right to report to the relevant departments.

9.2 Obligations of Party A

(9.2.1) Make the money in accordance with the contract and fully pay off the principal and interest of the loan, and bear the principal All expenses agreed upon in the contract;

(9.2.2) To provide relevant financial and accounting materials and production and operation documents as required by Party B Information, data and other information;

(9.2.3) Party a have major adverse matters affect its solvency or other endanger party b’s creditor’s rights, or name, legal representative (head), residence, business scope, registered capital or the company of the articles of association (enterprise) the industrial and commercial registration items change, shall be within 3 working days after the written notice to party b, and after the change Close the material;

(9.2.4) Party A shall use the loan for the purposes agreed herein, Shall not occupy, misappropriate or use bank loans to engage in illegal or illegal transactions, Do not use the loans for fixed assets, equity and other investments, The loan shall not be used for securities investment or equity investment; Loans shall not be used for futures trading; May not be used for the areas or purposes of production or business operation prohibited by the State, Do not replace the liabilities arising from Party A’s fixed assets, equity and other investments; Party B shall cooperate with and accept the inspection and supervision of its production, operation and financial activities, as well as the use and payment of loans under this Contract, Party B shall cooperate with and accept the relevant requirements of the post-loan management; Do not withdraw funds, transfer assets or use related party transactions, To avoid the debts owed to Party B; Do not take advantage of false contracts with related parties, Discount or pledge the notes receivable and accounts receivable such as the bank without actual trade background, Taking over bank funds or granting credit; Party A shall pay the loan funds as agreed herein, mustn’t To avoid the entrusted payment of Party B by breaking it up into parts;

(9.2.5) If Party A uses the loan under this contract for manufacturing, it shall comply with it To abide by the relevant state regulations on environmental protection;

(9.2.6) Before paying off the principal and interest of the loan to Party B, it shall not be used without the consent of Party B The assets formed by the loan under this contract are guaranteed to a third party;

(9.2.7) If Party A is a group customer, it shall timely report to Party B the related transactions of more than 10% of party A’s net assets, including: (1) the related relationship of the parties to the transaction; (2) the transaction items and nature of the transaction; (3) the amount or corresponding proportion of the transaction; (4) the determination Price policy (including transactions with no amount or only symbolic amount);

(9.2.8) Party A shall obtain the written consent of Party B before undertaking any major matters such as merger, division, equity transfer, foreign investment and substantial increase in debt financing. However, party B’s written consent shall not affect party B’s opinion that the above actions may endanger party B’s claims in the future The right to take the relief measures agreed herein;

(9.2.9) Party A shall summarize and report the use and payment of the loan to Party B on schedule.

(9.2.10) The debts hereunder are the joint and several debts of the co-borrower and the borrowing enterprise. Once Party B makes the loan in accordance with the provisions herein, Party B may claim all the creditor’s rights to the borrowing enterprise or either party of the co-borrower. Neither the borrowing enterprise or the joint borrower shall refuse to perform the repayment obligation to Party B with any internal agreement on the debt undertaking or any other objection. The borrowing enterprise shall not refuse to perform the repayment obligation on the grounds that the loan is used or misappropriated by the co-borrower, and the co-borrower shall not be used with the loan by the borrowing enterprise Or misappropriate to refuse to fulfill repayment obligation.

10. Rights and obligations of Party B

10.1 Party B shall have the right to require Party A to repay the principal, interest and expenses of the loan on schedule, the right to manage and control the payment of the loan funds, the right to dynamically monitor the overall cash flow of Party A, and the right to recover the loan in advance according to the withdrawal of Party A’s funds Exercise the other rights agreed herein and require Party A to perform them hereunder Of all the other obligations;

10.2 The loan shall be issued in accordance with this contract, but due to party A’s reasons or other reasons Except for any delay or failure attributable to Party B;

10.3 The relevant financial materials provided by Party A and the trade secrets of production and operation shall be kept confidential, except as otherwise provided for by laws, regulations and rules and otherwise required by the competent authorities Or unless otherwise agreed upon by both parties;

10.4 It shall not provide bribes to Party A or its staff or solicit or accept bribes Paid;

10.5 It shall not be dishonest or damage the legitimate interests of Party A.

11. Liability for breach of contract and remedial measures for endangering party B’s creditor’s rights

11.1 Party B’s breach of contract and liability for breach of contract

(11.1.1) If Party B fails to issue the loan as agreed herein without justifiable reasons, Party A may

Party B is required to continue to issue loans as agreed herein;

(11.2.2) If Party B violates the prohibitions of national laws and regulations to collect from Party A Party A has the right to request Party B to refund the interest and fees that should not be charged;

11.2 Party A’s breach of contract

(11.2.1) Party A violates any provision herein or any legal obligation;

(11.2.2) Party A expressly expresses or indicates its actions that it will not perform this Contract Any obligation;

11.3 Situation that may endanger Party B’s creditor’s rights

(11.3.1) Under any of the following circumstances, Party B considers that the debt may endanger the debt under this Contract Right to safety: Party A occurs contracting, trusteeship (take-over), lease, shareholding reform, Reduce the registered capital, investment, joint venture, merger, merger, acquisition and reorganization, division, Joint venture, equity transfer, substantial increase in debt financing, (by) the application for suspension of business for rectification, Apply for dissolution, cancellation, (be) apply for bankruptcy, controlling shareholder / actual controllers change or material assets transfer, production, closed, shall have the right to authority with high fines, note, pin registration, revoked business license, involving major legal disputes, production and business operation appear yan, heavy difficulties or financial situation deterioration, credit, the legal representative or mainly responsible for People cannot perform their duties normally;

(11.3.2) the occurrence of any of the following circumstances, If Party B considers that the security of the creditor’s rights hereunder: Party A fails to perform other due debts (including due debts to CCB institutions at all levels or other third parties), Low-price, free transfer of property, The right of residence is established by its own or common property, Third-party debt relief, Neglect in the exercise of the claims or other rights, Or to provide security for a third party; Party A’s financial indicators fail to continuously meet the relevant requirements of Party B; Abnormal fluctuation of funds in any account of Party A (including but not limited to Party B’s monitoring account of fund withdrawal account); Party A;

The profitability of Party A’s main business is not strong; the use of loan funds is abnormal;

(11.3.3) Party A’s shareholders abuse the independent status of the company as a legal person or the limited liability of shareholders, If Party B considers that it may endanger the security of the creditor’s rights under this Contract;

(11.3.4) Any of the preconditions for loan issuance agreed herein are not continuously met;

(11.3.5) In any of the following circumstances, the joint borrower or guarantor That can endanger the security of the creditor’s right under this Contract:

11.3.5.1 Any violation of any provision or representation of this Contract or warranty contract

In any false, error, omission;

11.3.5.2 Contract, contract, custody (taking over), lease, shareholding reform, reduction of registered capital, investment, joint venture, merger, merger, acquisition and reorganization, division, joint venture, equity transfer, substantial increase in debt financing, (by) application for suspension for rectification, application for dissolution, Cancellation, (being) filed for bankruptcy, change of controlling shareholder / actual controller or material assets Transfer, low price or free transfer of property, with their own or common property occupancy, reduction, from the third party debt, idle in the exercise of creditor’s rights or other rights, production, closed, be entitled, authority, high fines, cancellation registration, business license revoked, involving major legal disputes, production and operation serious difficulties or financial condition deterioration, credit, or the legal representative or main person in charge of normal perform their duties, may affect the common The ability of the borrower or the guarantor to undertake the repayment or guarantee;

11.3.5.3 Other circumstances of loss or possibility of loss of the ability to repay or guarantee;

(11.3.6) In any of the following circumstances of mortgage or pledge, Party B considers that it may endanger the principal Safe security under the contract:

11.3.6.1 The mortgaged property or pledged property is damaged or destroyed due to the behavior of a third party, state expropriation, confiscation, requisition, free recovery, demolition, changes in market conditions or any other reasons Loss, value reduction;

11.3.6.2 The mortgaged property or the pledged property is sealed up, seized, established with the right of residence, frozen, and Withholding, lien, auction, supervision by administrative organs, or a dispute over ownership;

11.3.6.3 The mortgagor or the pledgor violates any agreement of the mortgage contract or the pledge contract Any falsehood, error or omission in the statement and guarantee;

11.3.6.4 Other circumstances that may endanger the realization of Party B’s mortgage or pledge right;

(11.3.7) The guarantee is not established, not effective, invalid, revoked, discharged, the guarantor defaults or explicitly expresses or shows its guarantee liability, or bears that the guarantor partially or completely loses the security capacity, and reduces the value of the claims under this Contract, or Party B considers so Other circumstances of the security of the claims under this contract.

11.4 Relief measures of Party B

Any of the circumstances specified in paragraph 2 or Paragraph 3 of this article occurs without prior notice, Party B shall have the right to exercise one or more of the following rights:

(11.4.1) Stop issuing loans;

(11.4.2) conditions for the issuance and payment of supplementary loans;

(11.4.3) Change the loan payment method according to the provisions of this contract;

(11.4.4) Announce the loan to expire immediately and require Party A to repay the loan hereunder immediately The principal, interest and expenses of the due and undue debts;

(11.4.5) Adjust, cancel or terminate the loan amount, or adjust the validity period of the amount accordingly Between.

(11.4.6) If Party A fails to use the loan according to the agreed purpose, the penalty shall be levied to Party A from the date of the use of the loan according to the agreed purpose to the date when the principal and interest are fully repaid Interest rate and the interest settlement method agreed herein for interest and compound interest;

(11.4.7) If the loan is overdue, for the loan principal and interest that Party A fails to pay off on time (including the loan principal and interest due in whole or in part announced by Party B), the interest and compound interest shall be calculated and charged according to the penalty interest rate from the overdue date to the date of full repayment of the principal and interest. The overdue loan is that the party failed to pay off on time or exceed the agreement To repay the loan within the term of the plan.

Before the maturity of the loan, the interest not paid to Party A on time shall be the loan agreed herein Interest rate and settlement method of compound interest;

(11.4.8) Other relief measures, including but not limited to:

11.4.8.1 Collect RMB or from the account opened by Party A in the China Construction Bank system

Corresponding payment in other currencies without notice to Party A in advance;

11.4.8.2 Exercise the guarantee right;

11.4.8.3 Party A is required to provide new debts under this Contract that meet the requirements of Party B The guarantee of;

11.4.8.4 Refuse Party A to dispose of the corresponding amount of funds in its account (including but not limited to the fund withdrawal account), and freeze Party A’s account Closing, stopping payment and closing non-counter transaction functions;

11.4.8.5 Rescission of this contract.

12. other terms

12.1 Cost of the bear

12.1.1 All expenses (including but not limited to legal costs, arbitration fee, property preservation fee, difference, travel fee, execution fee, auction fee, service fee, fee of announcement, attorney fee, etc.) shall be incurred by Party A bear;

12.1.2 For other expenses, Party A and Party B agree as follows: Unless otherwise agreed herein, the custody,

appraisal, lawyer service and other fees related to financing under this Contract (if any) And the expenses that can be borne by the financing party according to laws, regulations and rules, all borne by Party A Bear; the expenses incurred by Party B for conducting due diligence on the financing under this Contract bear.

12.2 The Use of Party A’s information

Party A agrees that Party B shall inquire, print and preserve Party A’s credit status from the basic financial credit information database and other lawfully established credit investigation agencies, and agrees that Party B shall provide Party A’s information to the basic financial credit information database and other lawfully established credit investigation agencies. Party A also agrees that Party B can reasonably use and disclose Party A for business needs information.

12.3 Announcement collection

Party B has the right to default on the principal and interest or other default The department or unit shall be notified and have the right to announce and collect through the news media.

12.4 Effectiveness of evidence recorded by Party B

Unless there are reliable, determine the contrary evidence, party b about the principal, interest, expenses and repayment records, party b make or keep party a, withdrawals, repayment, interest business in the process of documents, vouchers, and collection, loan records, vouchers, are valid proof of the creditor’s rights relationship between party a and party b to determine the evidence. Party A shall not submit the documents to Party B only for the above records, records, documents and vouchers Make or retain it, and raise objections.

12.5. reservation of right

The rights of Party B under this Contract shall not affect and exclude any rights enjoyed under laws, regulations and other contracts. Any tolerance, grace, preference or delay in the exercise of any right under this Contract shall not be regarded as a waiver of any right or breach of this Contract, may or recognize, restrict, prevent or hinder the continued exercise of such right The exercise of any other rights shall not cause Party B to assume obligations and responsibilities to Party A.

12.6. Multiple debt repayment and set-off

In addition to the debts under this Contract, if Party A still bears other debts to Party B, party A and Party B agree that if Party A’s payment is insufficient to pay off all the debts, Party B shall Specify the liquidation order.

No matter whether the debt is principal or from debt, no matter whether the debt is due (including early maturity), whether the debt has separate or common guarantee (including but not limited to guarantee, mortgage, pledge, guarantee, standby letter of credit, etc.), whether the burden of party A under the debt (including but not limited to interest, penalty interest, compound interest, liquidated damages, expenses or other payable amount), regardless The date of the expiration time of the aforementioned debt performance period, also regardless of the single debt accounted for the total debt Party B shall have the right to require Party A to be designated by Party B in accordance with this clause In order of debt repayment, Party A agrees not to raise any objection.

At the same time, Party B has the right to transfer the amount of RMB or other currencies from the account opened by Party A in the China Construction Bank system to pay off any sum due (including early maturity) debt.

12.7 Collection of the amounts payable

For all the amounts payable by Party A under this Contract, Party B shall have the right to transfer RMB or other currencies from the account opened by Party A in the China Construction Bank system without notifying Party A in advance. Where it is necessary to go through the formalities of foreign exchange settlement or sale or foreign exchange sale,Party A is obliged to assist Party B in handling, and the exchange rate risk shall be borne by Party A.

12.8 Dispute resolution methods

(12.8.1) Jurisdiction agreement:

Any dispute arising from the performance of this Contract may be settled through negotiation Yes, as determined in the following way 1:

1. It shall be settled by suing the people’s court where Party B is domicile.

2. It shall be submitted to the arbitration commission (the place of arbitration) and conducted in accordance with the arbitration rules in effect at the time of application for arbitration. The arbitral award shall be final and binding on both parties.

During the litigation or arbitration, the provisions of this contract that do not involve the disputed part shall still be performed.

(12.8.2) Special agreement on litigation:

12.8.2.1 Online litigation agreement

If party A and Party B choose that the people’s court has jurisdiction over the contract dispute, both parties confirm and agree that the people’s court, Party A and Party B and other participants in the litigation may rely on it Electronic litigation platform, through the Internet or special network to complete the case online, Mediation, evidence exchange, inquiry, trial, service and all other links of litigation. The aforementioned online Litigation activities and offline litigation activities shall have the same legal effect.

12.8.2.2 Agreement on small-amount litigation procedures

If party A and Party B choose that the people’s court shall have the jurisdiction of the dispute under this Contract, and the subject amount of the lawsuit is the same as the average of the average salary of the employee in the previous year, Party A and Party B shall confirm and agree to the application of the Civil Procedure Law Procedure for fixed small litigation.

(12.8.3) a special agreement on arbitration

If party a and party b choose by the jurisdiction of this contract dispute, party a and party b confirm and agree to: arbitration institutions, and both parties and other arbitration participants can rely on electronic arbitration platform, through the Internet or dedicated network to complete online filing, mediation, evidence exchange, inquiry, trial, delivery, all or part of the arbitration link. The foregoing online arbitration activities shall have the same legal effect as the offline arbitration activities. Further, if the arbitration institution has online arbitration rules, party A and Party B agree to comply with the rules Arbitration is conducted online.

9. notarization

Party A agrees that Party B shall apply to Beijing CITIC Notary Office for notarization of preservation evidence for the process and results of handling small and micro express loan business, signing this contract and other relevant documents. After notarization, the contents signed by both parties can be directly accepted by the people’s court. If Party A has any questions or suggestions on the meaning, content, procedure and effectiveness of the notarization, etc Contact Party B through the way agreed herein.

In case of a dispute between both parties and litigation, arbitration or mediation procedures, Party B Party A has the right to apply for the issuance of notarial documents to the notary office by itself or by entrusting a third party.

10. Effective conditions of the contract

This contract authorizes the principal of the borrowing enterprise to represent the enterprise and borrows it together at the same time The person himself clicks “confirm” and completes the electronic channel density inspection operation.

If the contract is signed offline, the contract shall be signed and sealed by the legal representative (the person in charge) or the authorized agent of the borrowing enterprise, and the co-borrower himself or the authorized agent It shall come into force after the signature of the manager and the signature of the person in charge or authorized agent of Party B.

In the process of handling the business under this Contract, the lender shall explicitly indicate, announce and communicate the business related to the borrower through CCB online banking, mobile banking and other channels All information materials are a valid part of this contract.

11. Other agreed matters

11.1 The parties confirm and agree that this Contract shall be signed by the data message approved by the parties; the electronic signature used by the borrower is the reliable electronic signature agreed by the parties; the borrower logging in the electronic system of the lender is the identity authentication method approved by the parties, and any operation after the identity authentication method shall be regarded as the Borrower himself (or its authorized agent) Where so, the borrower undertakes to be liable for the legal consequences arising therefrom.

11.2 When the borrower handles the loan through the channels of the e-bank of the lender, it shall simultaneously abide by the e-banking service agreement and the relevant business rules published by the lender through the branch, website or e-bank and bank channels from time to time. The aforementioned agreement and business rules shall be applicable to the supplementary provisions Rights and obligations between the parties.

11.3 Agreed service terms

Party A confirms that the party A has reserved (or subsequently contacted Party B to change) the mailing address, postcode, email, mobile phone as its valid service address in the loan application process, and agrees that the above service address is applicable to all kinds of notices related to this Contract Service of agreements and documents, including but not limited to various notices and agreements during the performance of the contract The service of such documents, as well as the service of relevant documents and legal documents in case of a contract dispute, including the first instance, second instance, retrial and execution after the dispute enters into arbitration, civil proceedings Service of the relevant documents in the order and other procedures.

Any written or electronic notification from Party B sent to the above service address shall be deemed to have fulfilled the notification obligation; when served by arbitration institution or people’s court, it may mail directly Send it to the above service address.

If the service address of Party A needs to be changed, Party A shall notify Party B to change through Party B’s business outlets and customer service telephone 15 working days in advance; in the case of arbitration or civil litigation, if the service address needs to be changed, Party A shall notify the relevant arbitration institution or the people’s court for written change 15 working days in advance. If Party A fails to timely fulfill the obligation of notifying the change of service address, the above service address shall still be legal The valid address of service.

If Party B, the People’s Court or the relevant legal documents, it shall be served as the date of return of the document shall be served on the spot The date on which the information is recorded on the certificate shall be deemed to be the date of service.

11.4 Operator data lost contact information repair clause

If the borrower fails to perform the notification obligation of the change of contact number, the borrower agrees and authorizes the loan in the case of default of the borrower, and the person shall obtain the latest contact number of the borrower through the communication operator and use it for the collection of the loan And management work.

11.5 The price and other expenses under this contract are all tax-inclusive prices including VAT, Unless otherwise agreed upon by the parties.

11.6. Invoice

11.6.1 Party B shall issue invoices according to the following provisions:

(11.6.1.1) If Party A requests an invoice, Party B shall receive the payment from Party A

Issue VAT invoices for the current paid amount according to law.

(11.6.1.2) Other agreements:

11.6.2 Invoice information provided by Party A

Company name (full name):

identification number of the taxpayer:

bank account:

bank of deposit:

address:

Tel.: [*]

11.6.3 In case of invalid invoice or red letter invoice, Party A shall provide timely assistance as required by Party B. If it is impossible to cancel the invoice or issue the red letter invoice due to Party A, Party A shall compensate Party B for all losses, including but not limited to taxes, additional taxes, fines, late fees.

11.7 If party a for the overseas institutions of the People’s Republic of China, and the price and cost under this contract according to the laws, regulations, rules or relevant provisions of the applicable, tax incentives and tax record, party a shall, according to the requirements of party b to party b, for full and accurate VAT tax preferential filing information, to assist party b to complete the tax Record and other work.

13. the declaration terms

13.1 Party A is clearly aware of party B’s business scope and authorization authority.

13.2 Party A has carefully read all the terms and conditions of this contract and has paid special attention to the black and bold font. Party B has clearly stated the relevant terms at the request of Party A, Party A Party A has fully understood and fully understood the meaning of all the provisions and the corresponding legal consequences.

13.3 Party A’s signing and performance of the obligations hereunder is in accordance with the provisions of laws, administrative regulations, rules and Party A’s articles of association or internal organization documents, and it has obtained the internal rights of the company Approval by agencies and / or national competent authorities.

13.4 Party A’s production and operation are legal and compliant;

13.5 Party A has the ability to continue its operation and has legal sources of repayment;

13.6 Party A promises that all loans under hereunder are based on the authenticity of the specific purpose of the loan Actual needs, do not exceed their actual needs.

13.7 Party A and its controlling shareholders shall have good credit status and no major bad record record.

13.8 Party B shall have the right to entrust other branches of China Construction Bank to issue this Contract Under the loan, exercise and perform the rights and obligations of Party B hereunder, and Party A has no objection to this.

13.9 Party A declares that itself and important related parties do not have any violation of environmental and social risk management laws, regulations and rules, behaviors and circumstances, and promises to strengthen the environmental and social risk management of itself and its important affiliated parties, strictly abide by relevant laws and regulations and rules on environmental and social risk management, and eliminate harm to environmental and social risks (including but not limited to the energy consumption, pollution, land, health, safety, resettlement, ecological protection, energy conservation, emission reduction and climate change). Party A agrees that Party B has the right to supervise Party A’s environmental and social risk management, and has the right to require Party A to submit environmental and social risk reports. If party A’s above statement is false or the above commitments are not fulfilled, or Party A may cause environmental and social risks, Party B shall have the right to stop granting credit to Party A (including but not limited to refusing to issue loans, providing financing, issuing letter of guarantee or bank acceptance bill, etc.), or announce the principal and interest of the creditor’s rights (including but not limited to loans, financing, existing or possible advances) Period, or take other relief measures as agreed herein or permitted by law.

If the customer has any questions, comments or suggestions about CCB products or services, please By dialing China Construction Bank 95533 customer service and complaint hotline consultation and reflection.

Party A (the Borrower)

Borrowing enterprise: Beijing Haoxi Technology Co., LTD

Legal representative or authorized client:

co-borrower:

Party B (Lender): China Construction Bank Co., Ltd., Beijing Huamao Branch

Signed on: January 05, 2023

(The offline contract signing method is only applicable to the following signature and seal place)

Party A (official seal):

Legal representative (person in charge) or authorized agent (signature):

Co-Borrower (signature):

Party B (official seal):

Principal or authorized agent (signature):

Small and micro fast loan contract

Contract No.: 110009115630653194

The borrower (Party A, the borrowing enterprise and co-borrower hereunder are collectively referred to as “ Party A Party “or” Borrower ” means all / either party)

Name of borrowing enterprise: Beijing Haoxi Digital Technology Co., LTD

Address: 801, Floor 8, Floor C, 103, Huzhongli, Chaoyang District, Beijing

Postal code: 100026

Legal representative (person in charge): Xu Lei

fax NO:

landline telephone:

Tel： [*]

Email:

Name of the co-borrower: Xu Lei

Address: Block B 14 10, floor 14,103 F, Huzhongli, Beijing

Postal code: 100026

Certificate name: Resident identity card

Certificate No.: [*]

landline telephone:

Tel： [*]

Email:

Lender (Party B): China Construction Bank Co., Ltd., Beijing Huamao Branch

Address: 18 #, 89, Jianguo Road (North Building)

Postal code: 100025

Person in charge: Zhang Dong

Fax: [*] Tel.:

In accordance with relevant laws, regulations and rules, party A and Party B have reached an agreement through consultation Same as, in order to observe it together.

1. Amount of loan

The loan amount provided by Party B to Party A is RMB (in words) eight hundred and sixty-five thousand three hundred and thirty-five yuan and eighty-six points. (RMB:865,335.86)

The amount of loan mentioned in this Contract refers to the limit of the principal balance of the working capital loan provided by Party B to Party A during the effective period of the amount agreed herein. The amount of expenditure mentioned in this contract is the amount of loan principal that Party A can apply for a single transaction under the amount agreed herein in accordance with the relevant requirements stipulated in the contract.

During the validity period of the quota, Party A shall use the loan amount as the first one

(1.2) It can be recycled. During the validity period of the quota, Party A can recycle the loan quota. As long as the principal balance of the outstanding loan hereunder repaid by Party A does not exceed the loan amount, Party A may continuously apply for the loan, regardless of the number of loans and the gold and the amount of each time, but the amount of the loan applied by Party A and the outstanding loan under this Contract repaid by Party A The sum of the principal balance shall not exceed the loan amount.

(1.2) Not be recyclable. During the validity period of the quota, Party A shall not recycle the loan quota. Party A may continuously apply for the loan, but after the loan is repaid, the loan amount corresponding to the loan will not be used again, that is, the accumulative expenditure amount shall not exceed the loan amount linear measure.

2. The Purpose of the loan and the source of repayment

Party A shall use the loan for daily production and operation turnover.

The repayment source of the loan under this contract shall be the recovered funds for production and operation.

3. The effective period of the loan amount

3.1 The effective period of the loan amount under this Contract is from January 24,2023 to January 24,2024 (hereinafter referred to as the “Loan Limit Effective Period”). It occurs during the effective period of the quota Party A shall pay off the loan on the expiration date of the effective period of the quota.

3.2 When the validity period of the quota ends, the unused loan amount will automatically become invalid.

3.3 The term of a single loan is from the date of withdrawal of a single loan to the agreed repayment date During the stop.

3.4 The loan expenditure refers to the amount allocated by Party B according to the application of Party A and the provisions of this contract The act of the loan issuance to the loan issuance account.

4. Use of the loan amount

4.1 During the effective period of the amount and within the loan amount, Party A may apply for the loan one by one according to the needs, and go through the corresponding procedures through online channels. Party B according to party A’s handling situation and This contract stipulates that the loan funds shall be issued to the agreed loan issuance account.

4.2 The starting date of the single loan term is the date on which the loan amount is issued to the loan issuance account.

4.3 The maturity date of a single loan within the loan line is the maturity date of the loan amount.

5. Loan interest rate, penalty interest rate, interest rate and interest settlement

5.1 lending rate

5.1.1 The interest rate of the loan under this Contract is an annual interest rate and is calculated at 3.95%, i. e., the LPR interest rate plus (optional “plus” or “minus”) 30 basis points (1 basis point =0.01%, accurate to 0.01 basis points), and the interest rate during the term of the loan remain unchanged.

5.2.1 There is no fee directly related to the loan under this Contract.

5.2.3 Considering the above loan interest and the expenses directly related to the loan, the annual interest rate after the total loan interest rate under the contract (referred to as the total annualized interest rate) shall be subject to the LPR interest rate plus (plus / minus) 30 basis points (1 base Point =0.01%, accurate to 0.01 basis point).

5.2 Penalty interest rate

If Party A fails to use the loan according to the contracted purpose, the penalty interest rate shall be 100% above the loan interest rate. The penalty interest rate for overdue loans is 50% above the loan interest rate. At the same time, overdue And misappropriation of loans, it should be recalculated to collect penalty interest and compound interest.

5.3 The interest commencement date mentioned in this article refers to the date on which a single loan is transferred to the loan issuance account stipulated in Article 7 (hereinafter referred to as the “Loan Issuance Account”). The LPR rate under this Contract refers to the national banks one working day before the effective date of this Contract The 1-year loan market quoted rate (LPR) of the Industrial lending Center.

5.4 The loan interest is calculated from the date when the loan is transferred to the loan issuance account. The loan is calculated on a daily basis, and the daily interest rate = annual interest rate / 360. If Party A fails to settle the contract as agreed herein Interest daily payment, from the next day.

5.5 The knot interest

The loan under this contract is payable on a monthly basis, and the settlement date is fixed as the 20th day of each month.

6. Payment and payment of loans

6.1 Prerequisite for the loan issue

Unless Party B abandons it in whole or in part, only all of the following preconditions shall be continuously satisfied, Only when Party B is obliged to issue loans:

6.1.1 Party A has completed the approval, registration, delivery and payment related to the loan under this Contract Insurance and other legal procedures;

6.1.2 If this contract has a guarantee, the guarantee meeting the requirements of Party B has been effective and continued effect;

6.1.3 Party A has opened an account for withdrawal and repayment as required by Party B;

6.1.4 Party B has received the loan application from Party A and has reviewed and approved it;

6.1.5 Party A has not had any breach of contract as agreed herein;

6.1.6 No situation that may endanger Party B’s creditor’s rights has occurred;

6.1.7 Laws, regulations, rules or competent departments shall not prohibit or restrict party B Loan under the same item;

6.1.8 Party A’s financial indicators shall continue to meet the relevant requirements of Party B’s loan issuance;

6.1.9 Party A has submitted relevant materials before the issuance of the loan as agreed herein;

6.1.10 The materials provided by Party A to Party B are legal, true, complete, accurate and effective, and comply with other requirements proposed by Party B;

6.1.11 Other preconditions: None.

6.2 Loan payment

The loan payment under this Contract shall be executed in the following way in [1]:

6.2.1 Party A shall pay independently

After Party B issues the loan funds to the loan issuance account according to Party A’s withdrawal application, Party A shall independently pay the loan funds to the transaction object. Party A shall ensure that its transaction object and loan The specific use and the transaction information are consistent.

6.2.2 Party B shall be entrusted with payment

Party A irrevocably entrusts Party B to pay the loan funds to party A’s transaction object. Party B shall transfer the loan funds to the loan issuance account, and then directly pay the loan funds from the loan issuance account to the transaction object account of Party A. Party A shall not do so much in any form (Including but not limited to transfer and withdrawal) to dispose of the loan funds.

Party A shall bear the risks, liabilities and losses caused by the failure, error and delay of the loan payment caused by the incomplete, untrue and inaccurate information, the specific purpose of the loan and the conflict between the information, and Party B shall not bear any responsibility. Party A shall compensate for all the losses suffered by Party B repay.

6.3 Once the loan funds are entrusted by Party B or paid by Party A, the loan funds shall be deemed that the Party B has fulfilled the loan obligations. Party A shall ensure that the status of the loan issuance account is normal (including but not limited to not being frozen by the competent authority, etc.). Party A shall bear the risks, responsibilities and losses incurred by the competent authorities after the loan funds are entered into the loan issuing account. Party B shall cause all losses suffered by Party A Compensation shall be given.

7. Use and supervision of accounts

7.1 Loan issuance account

The loan issuance account under this Contract is the account opened by Party A in Party B (Account number: [*]).

7.2 Fund withdrawal account

7.2.1 Party A shall return the existing account (account number:) already opened in Party B as funds account.

7.2.2 Party B has the right to manage the return and outflow of funds from the account.in this regard,

(7.2.2.1) Time of the recovered funds: the recovered funds shall be agreed in this contract Repayment is in place before days.

(7.2.2.2) The fund withdrawal account shall meet other requirements proposed by Party B.

8. Repayment

8.1 Repayment principle

The repayment of Party A hereunder shall be repaid in accordance with the following principles:

Party B shall have the right to first use the repayment of Party A to repay the expenses that shall be borne by Party A and paid by Party B and the expenses of realizing the creditor’s rights of Party B. The remaining amount shall be repaid in accordance with the principle of repaying the interest first and clearing the principal with the principal. However, for the loan with principal overdue for more than 90 days, the loan with interest overdue for more than 90 days, and the loan payment or otherwise stipulated by laws, regulations or rules, Party A shall repay the loan The said expenses shall be repaid in accordance with the principle of repaying the principal before repaying the interest..

8.2 payment of interest

Party A shall pay the interest due to Party B on the settlement date. The first interest payment date is the loan The first coupon settlement date after the release. When the last repayment, the interest with the clear.

8.3 Repayment method

Party A shall, before the repayment date agreed herein, prepare the current amount payable in the fund withdrawal account or other account opened by Party B and the personal account of the guarantor and transfer the repayment by itself (Party B shall also have the right to transfer the repayment from the account), or meet the repayment Transfer the agreed repayment date from other accounts for repayment. Party A chooses the first repayment method to repay the loan:

(8.3.1) With borrow with return

The loan under this contract may be repaid simultaneously, that is, before the maturity date of the loan agreed herein, Party A shall repay the interest monthly, and may repay part of the principal and interest of the loan or settle all the principal and interest of the loan in advance. Party A shall, before the maturity date of the loan agreed herein, prepare the amount payable on the fund return account and transfer the loan by itself (Party B also has the right to transfer from the account Loan), or transfer from other accounts for repayment.

(8.3.2) Fixed-term repayment

The loan under this contract shall be repaid monthly, and the principal shall be repaid at maturity. Party A shall pay the interest due to Party B on the interest settlement date, and the first interest payment date shall be the first interest settlement date after the issuance of the loan. When the last repayment, the interest with the clear. Party A shall, before the repayment date agreed herein, prepare the amount payable in the current period on the fund return account and transfer the repayment by itself (Party B also has the right to transfer the repayment from the account), or on the repayment date agreed herein He transferred the money from his account to repay the loan.

8.4 prepayment

8.4.1 If Party A pays the loan in installments, Party B has the right to repay part of the loan principal in advance Choose to pay in advance or reverse order of the repayment plan.

8.4.2 Party A shall repay in advance in accordance with the number of actual days and Article 5 of this Contract Loan interest rate calculates the interest.

8.4.3 After the repayment in advance, the outstanding loan shall still be held according to the loan interest rate agreed herein Line.

If the fixed term repayment method is adopted in Article 8, Item 3 (2) and the repayment needs to be made in advance, Party A shall go to the business counter designated by Party B to handle the advance repayment procedures.

10. The Rights and Obligations of Party A

9.1 Rights of Party A

(9.1.1) Party B has the right to apply for the loan to Party B as agreed herein;

(9.1.2) Having the right to use the loan according to the purposes agreed herein;

(9.1.3) Party B shall have the right to require Party B to keep confidential the relevant financial materials provided by Party A and the business secrets of production and operation, provided that laws, regulations and rules have other provisions Unless otherwise required by the agency or otherwise agreed by both parties;

(9.1.4) Have the right to refuse party B and its staff to take bribes, for the above acts Or Party B violates the national laws and regulations on credit interest rate and service charges, Have the right to report to the relevant departments.

9.2 Obligations of Party A

(9.2.1) Make the money in accordance with the contract and fully pay off the principal and interest of the loan, and bear the principal All expenses agreed upon in the contract;

(9.2.2) To provide relevant financial and accounting materials and production and operation documents as required by Party B Information, data and other information;

(9.2.3) Party a have major adverse matters affect its solvency or other endanger party b’s creditor’s rights, or name, legal representative (head), residence, business scope, registered capital or the company of the articles of association (enterprise) the industrial and commercial registration items change, shall be within 3 working days after the written notice to party b, and after the change Close the material;

(9.2.4) Party A shall use the loan for the purposes agreed herein, Shall not occupy, misappropriate or use bank loans to engage in illegal or illegal transactions, Do not use the loans for fixed assets, equity and other investments, The loan shall not be used for securities investment or equity investment; Loans shall not be used for futures trading; May not be used for the areas or purposes of production or business operation prohibited by the State, Do not replace the liabilities arising from Party A’s fixed assets, equity and other investments; Party B shall cooperate with and accept the inspection and supervision of its production, operation and financial activities, as well as the use and payment of loans under this Contract, Party B shall cooperate with and accept the relevant requirements of the post-loan management; Do not withdraw funds, transfer assets or use related party transactions, To avoid the debts owed to Party B; Do not take advantage of false contracts with related parties, Discount or pledge the notes receivable and accounts receivable such as the bank without actual trade background, Taking over bank funds or granting credit; Party A shall pay the loan funds as agreed herein, mustn’t To avoid the entrusted payment of Party B by breaking it up into parts;

(9.2.5) If Party A uses the loan under this contract for manufacturing, it shall comply with it To abide by the relevant state regulations on environmental protection;

(9.2.6) Before paying off the principal and interest of the loan to Party B, it shall not be used without the consent of Party B The assets formed by the loan under this contract are guaranteed to a third party;

(9.2.7) If Party A is a group customer, it shall timely report to Party B the related transactions of more than 10% of party A’s net assets, including: (1) the related relationship of the parties to the transaction; (2) the transaction items and nature of the transaction; (3) the amount or corresponding proportion of the transaction; (4) the determination Price policy (including transactions with no amount or only symbolic amount);

(9.2.8) Party A shall obtain the written consent of Party B before undertaking any major matters such as merger, division, equity transfer, foreign investment and substantial increase in debt financing. However, party B’s written consent shall not affect party B’s opinion that the above actions may endanger party B’s claims in the future The right to take the relief measures agreed herein;

(9.2.9) Party A shall summarize and report the use and payment of the loan to Party B on schedule.

(9.2.10) The debts hereunder are the joint and several debts of the co-borrower and the borrowing enterprise. Once Party B makes the loan in accordance with the provisions herein, Party B may claim all the creditor’s rights to the borrowing enterprise or either party of the co-borrower. Neither the borrowing enterprise or the joint borrower shall refuse to perform the repayment obligation to Party B with any internal agreement on the debt undertaking or any other objection. The borrowing enterprise shall not refuse to perform the repayment obligation on the grounds that the loan is used or misappropriated by the co-borrower, and the co-borrower shall not be used with the loan by the borrowing enterprise Or misappropriate to refuse to fulfill repayment obligation.

10. Rights and obligations of Party B

10.1 Party B shall have the right to require Party A to repay the principal, interest and expenses of the loan on schedule, the right to manage and control the payment of the loan funds, the right to dynamically monitor the overall cash flow of Party A, and the right to recover the loan in advance according to the withdrawal of Party A’s funds Exercise the other rights agreed herein and require Party A to perform them hereunder Of all the other obligations;

10.2 The loan shall be issued in accordance with this contract, but due to party A’s reasons or other reasons Except for any delay or failure attributable to Party B;

10.3 The relevant financial materials provided by Party A and the trade secrets of production and operation shall be kept confidential, except as otherwise provided for by laws, regulations and rules and otherwise required by the competent authorities Or unless otherwise agreed upon by both parties;

10.4 It shall not provide bribes to Party A or its staff or solicit or accept bribes Paid;

10.5 It shall not be dishonest or damage the legitimate interests of Party A.

11. Liability for breach of contract and remedial measures for endangering party B’s creditor’s rights

11.1 Party B’s breach of contract and liability for breach of contract

(11.1.1) If Party B fails to issue the loan as agreed herein without justifiable reasons, Party A may

Party B is required to continue to issue loans as agreed herein;

(11.2.2) If Party B violates the prohibitions of national laws and regulations to collect from Party A Party A has the right to request Party B to refund the interest and fees that should not be charged;

11.2 Party A’s breach of contract

(11.2.1) Party A violates any provision herein or any legal obligation;

(11.2.2) Party A expressly expresses or indicates its actions that it will not perform this Contract Any obligation;

11.3 Situation that may endanger Party B’s creditor’s rights

(11.3.1) Under any of the following circumstances, Party B considers that the debt may endanger the debt under this Contract Right to safety: Party A occurs contracting, trusteeship (take-over), lease, shareholding reform, Reduce the registered capital, investment, joint venture, merger, merger, acquisition and reorganization, division, Joint venture, equity transfer, substantial increase in debt financing, (by) the application for suspension of business for rectification, Apply for dissolution, cancellation, (be) apply for bankruptcy, controlling shareholder / actual controllers change or material assets transfer, production, closed, shall have the right to authority with high fines, note, pin registration, revoked business license, involving major legal disputes, production and business operation deterioration, heavy difficulties or financial situation deterioration, credit, the legal representative or mainly responsible for People cannot perform their duties normally;

(11.3.2) the occurrence of any of the following circumstances, If Party B considers that the security of the creditor’s rights hereunder: Party A fails to perform other due debts (including due debts to CCB institutions at all levels or other third parties), Low-price, free transfer of property, The right of residence is established by its own or common property, Third-party debt relief, Neglect in the exercise of the claims or other rights, Or to provide security for a third party; Party A’s financial indicators fail to continuously meet the relevant requirements of Party B; Abnormal fluctuation of funds in any account of Party A (including but not limited to Party B’s monitoring account of fund withdrawal account); Party A;

The profitability of Party A’s main business is not strong; the use of loan funds is abnormal;

(11.3.3) Party A’s shareholders abuse the independent status of the company as a legal person or the limited liability of shareholders, If Party B considers that it may endanger the security of the creditor’s rights under this Contract;

(11.3.4) Any of the preconditions for loan issuance agreed herein are not continuously met;

(11.3.5) In any of the following circumstances, the joint borrower or guarantor That can endanger the security of the creditor’s right under this Contract:

11.3.5.1 Any violation of any provision or representation of this Contract or warranty contract In any false, error, omission;

11.3.5.2 Contract, contract, custody (taking over), lease, shareholding reform, reduction of registered capital, investment, joint venture, merger, merger, acquisition and reorganization, division, joint venture, equity transfer, substantial increase in debt financing, (by) application for suspension for rectification, application for dissolution, Cancellation, (being) filed for bankruptcy, change of controlling shareholder / actual controller or material assets Transfer, low price or free transfer of property, with their own or common property occupancy, reduction, from the third party debt, idle in the exercise of creditor’s rights or other rights, production, closed, be entitled, authority, high fines, cancellation registration, business license revoked, involving major legal disputes, production and operation serious difficulties or financial condition deterioration, credit, or the legal representative or main person in charge of normal perform their duties, may affect the common The ability of the borrower or the guarantor to undertake the repayment or guarantee;

11.3.5.3 Other circumstances of loss or possibility of loss of the ability to repay or guarantee;

(11.3.6) In any of the following circumstances of mortgage or pledge, Party B considers that it may endanger the principal Safe security under the contract:

11.3.6.1 The mortgaged property or pledged property is damaged or destroyed due to the behavior of a third party, state expropriation, confiscation, requisition, free recovery, demolition, changes in market conditions or any other reasons Loss, value reduction;

11.3.6.2 The mortgaged property or the pledged property is sealed up, seized, established with the right of residence, frozen, and Withholding, lien, auction, supervision by administrative organs, or a dispute over ownership;

11.3.6.3 The mortgagor or the pledgor violates any agreement of the mortgage contract or the pledge contract Any falsehood, error or omission in the statement and guarantee;

11.3.6.4 Other circumstances that may endanger the realization of Party B’s mortgage or pledge right;

(11.3.7) The guarantee is not established, not effective, invalid, revoked, discharged, the guarantor defaults or explicitly expresses or shows its guarantee liability, or bears that the guarantor partially or completely loses the security capacity, and reduces the value of the claims under this Contract, or Party B considers so Other circumstances of the security of the claims under this contract.

11.4 Relief measures of Party B

Any of the circumstances specified in paragraph 2 or Paragraph 3 of this article occurs without prior notice, Party B shall have the right to exercise one or more of the following rights:

(11.4.1) Stop issuing loans;

(11.4.2) conditions for the issuance and payment of supplementary loans;

(11.4.3) Change the loan payment method according to the provisions of this contract;

(11.4.4) Announce the loan to expire immediately and require Party A to repay the loan hereunder immediately The principal, interest and expenses of the due and undue debts;

(11.4.5) Adjust, cancel or terminate the loan amount, or adjust the validity period of the amount accordingly Between.

(11.4.6) If Party A fails to use the loan according to the agreed purpose, the penalty shall be levied to Party A from the date of the use of the loan according to the agreed purpose to the date when the principal and interest are fully repaid Interest rate and the interest settlement method agreed herein for interest and compound interest;

(11.4.7) If the loan is overdue, for the loan principal and interest that Party A fails to pay off on time (including the loan principal and interest due in whole or in part announced by Party B), the interest and compound interest shall be calculated and charged according to the penalty interest rate from the overdue date to the date of full repayment of the principal and interest. The overdue loan is that the party failed to pay off on time or exceed the agreement To repay the loan within the term of the plan.

Before the maturity of the loan, the interest not paid to Party A on time shall be the loan agreed herein Interest rate and settlement method of compound interest;

(11.4.8) Other relief measures, including but not limited to:

11.4.8.1 Collect RMB or from the account opened by Party A in the China Construction Bank system

Corresponding payment in other currencies without notice to Party A in advance;

11.4.8.2 Exercise the guarantee right;

11.4.8.3 Party A is required to provide new debts under this Contract that meet the requirements of Party B The guarantee of;

11.4.8.4 Refuse Party A to dispose of the corresponding amount of funds in its account (including but not limited to the fund withdrawal account), and freeze Party A’s account Closing, stopping payment and closing non-counter transaction functions;

11.4.8.5 Rescission of this contract.

12. other terms

12.1 Cost of the bear

12.1.1 All expenses (including but not limited to legal costs, arbitration fee, property preservation fee, difference, travel fee, execution fee, auction fee, service fee, fee of announcement, attorney fee, etc.) shall be incurred by Party A bear;

12.1.2 For other expenses, Party A and Party B agree as follows: Unless otherwise agreed herein, the custody, appraisal, lawyer service and other fees related to financing under this Contract (if any) And the expenses that can be borne by the financing party according to laws, regulations and rules, all borne by Party A Bear; the expenses incurred by Party B for conducting due diligence on the financing under this Contract bear.

12.2 The Use of Party A’s information

Party A agrees that Party B shall inquire, print and preserve Party A’s credit status from the basic financial credit information database and other lawfully established credit investigation agencies, and agrees that Party B shall provide Party A’s information to the basic financial credit information database and other lawfully established credit investigation agencies. Party A also agrees that Party B can reasonably use and disclose Party A for business needs information.

12.3 Announcement collection

Party B has the right to default on the principal and interest or other default The department or unit shall be notified and have the right to announce and collect through the news media.

12.4 Effectiveness of evidence recorded by Party B

Unless there are reliable, determine the contrary evidence, party b about the principal, interest, expenses and repayment records, party b make or keep party a, withdrawals, repayment, interest business in the process of documents, vouchers, and collection, loan records, vouchers, are valid proof of the creditor’s rights relationship between party a and party b to determine the evidence. Party A shall not submit the documents to Party B only for the above records, records, documents and vouchers Make or retain it, and raise objections.

12.5. reservation of right

The rights of Party B under this Contract shall not affect and exclude any rights enjoyed under laws, regulations and other contracts. Any tolerance, grace, preference or delay in the exercise of any right under this Contract shall not be regarded as a waiver of any right or breach of this Contract, may or recognize, restrict, prevent or hinder the continued exercise of such right The exercise of any other rights shall not cause Party B to assume obligations and responsibilities to Party A.

12.6. Multiple debt repayment and set-off

In addition to the debts under this Contract, if Party A still bears other debts to Party B, party A and Party B agree that if Party A’s payment is insufficient to pay off all the debts, Party B shall Specify the liquidation order.

No matter whether the debt is principal or from debt, no matter whether the debt is due (including early maturity), whether the debt has separate or common guarantee (including but not limited to guarantee, mortgage, pledge, guarantee, standby letter of credit, etc.), whether the burden of party A under the debt (including but not limited to interest, penalty interest, compound interest, liquidated damages, expenses or other payable amount), regardless The date of the expiration time of the aforementioned debt performance period, also regardless of the single debt accounted for the total debt Party B shall have the right to require Party A to be designated by Party B in accordance with this clause In order of debt repayment, Party A agrees not to raise any objection.

At the same time, Party B has the right to transfer the amount of RMB or other currencies from the account opened by Party A in the China Construction Bank system to pay off any sum due (including early maturity) debt.

12.7 Collection of the amounts payable

For all the amounts payable by Party A under this Contract, Party B shall have the right to transfer RMB or other currencies from the account opened by Party A in the China Construction Bank system without notifying Party A in advance. Where it is necessary to go through the formalities of foreign exchange settlement or sale or foreign exchange sale,Party A is obliged to assist Party B in handling, and the exchange rate risk shall be borne by Party A.

12.8 Dispute resolution methods

(12.8.1) Jurisdiction agreement:

Any dispute arising from the performance of this Contract may be settled through negotiation Yes, as determined in the following way 1:

3. It shall be settled by suing the people’s court where Party B is domicile.

4. It shall be submitted to the arbitration commission (the place of arbitration) and conducted in accordance with the arbitration rules in effect at the time of application for arbitration. The arbitral award shall be final and binding on both parties.

During the litigation or arbitration, the provisions of this contract that do not involve the disputed part shall still be performed.

(12.8.2) Special agreement on litigation:

12.8.2.1 Online litigation agreement

If party A and Party B choose that the people’s court has jurisdiction over the contract dispute, both parties confirm and agree that the people’s court, Party A and Party B and other participants in the litigation may rely on it Electronic litigation platform, through the Internet or special network to complete the case online, Mediation, evidence exchange, inquiry, trial, service and all other links of litigation. The aforementioned online Litigation activities and offline litigation activities shall have the same legal effect.

12.8.2.2 Agreement on small-amount litigation procedures

If party A and Party B choose that the people’s court shall have the jurisdiction of the dispute under this Contract, and the subject amount of the lawsuit is the same as the average of the average salary of the employee in the previous year, Party A and Party B shall confirm and agree to the application of the Civil Procedure Law Procedure for fixed small litigation.

(12.8.3) a special agreement on arbitration

If party a and party b choose by the jurisdiction of this contract dispute, party a and party b confirm and agree to: arbitration institutions, and both parties and other arbitration participants can rely on electronic arbitration platform, through the Internet or dedicated network to complete online filing, mediation, evidence exchange, inquiry, trial, delivery, all or part of the arbitration link. The foregoing online arbitration activities shall have the same legal effect as the offline arbitration activities. Further, if the arbitration institution has online arbitration rules, party A and Party B agree to comply with the rules Arbitration is conducted online.

9. notarization

Party A agrees that Party B shall apply to Beijing CITIC Notary Office for notarization of preservation evidence for the process and results of handling small and micro express loan business, signing this contract and other relevant documents. After notarization, the contents signed by both parties can be directly accepted by the people’s court. If Party A has any questions or suggestions on the meaning, content, procedure and effectiveness of the notarization, etc Contact Party B through the way agreed herein.

In case of a dispute between both parties and litigation, arbitration or mediation procedures, Party B Party A has the right to apply for the issuance of notarial documents to the notary office by itself or by entrusting a third party.

10. Effective conditions of the contract

This contract authorizes the principal of the borrowing enterprise to represent the enterprise and borrows it together at the same time The person himself clicks “confirm” and completes the electronic channel density inspection operation.

If the contract is signed offline, the contract shall be signed and sealed by the legal representative (the person in charge) or the authorized agent of the borrowing enterprise, and the co-borrower himself or the authorized agent It shall come into force after the signature of the manager and the signature of the person in charge or authorized agent of Party B.

In the process of handling the business under this Contract, the lender shall explicitly indicate, announce and communicate the business related to the borrower through CCB online banking, mobile banking and other channels All information materials are a valid part of this contract.

11. Other agreed matters

11.1 The parties confirm and agree that this Contract shall be signed by the data message approved by the parties; the electronic signature used by the borrower is the reliable electronic signature agreed by the parties; the borrower logging in the electronic system of the lender is the identity authentication method approved by the parties, and any operation after the identity authentication method shall be regarded as the Borrower himself (or its authorized agent) Where so, the borrower undertakes to be liable for the legal consequences arising therefrom.

11.2 When the borrower handles the loan through the channels of the e-bank of the lender, it shall simultaneously abide by the e-banking service agreement and the relevant business rules published by the lender through the branch, website or e-bank and bank channels from time to time. The aforementioned agreement and business rules shall be applicable to the supplementary provisions Rights and obligations between the parties.

11.3 Agreed service terms

Party A confirms that the party A has reserved (or subsequently contacted Party B to change) the mailing address, postcode, email, mobile phone as its valid service address in the loan application process, and agrees that the above service address is applicable to all kinds of notices related to this Contract Service of agreements and documents, including but not limited to various notices and agreements during the performance of the contract The service of such documents, as well as the service of relevant documents and legal documents in case of a contract dispute, including the first instance, second instance, retrial and execution after the dispute enters into arbitration, civil proceedings Service of the relevant documents in the order and other procedures.

Any written or electronic notification from Party B sent to the above service address shall be deemed to have fulfilled the notification obligation; when served by arbitration institution or people’s court, it may mail directly Send it to the above service address.

If the service address of Party A needs to be changed, Party A shall notify Party B to change through Party B’s business outlets and customer service telephone 15 working days in advance; in the case of arbitration or civil litigation, if the service address needs to be changed, Party A shall notify the relevant arbitration institution or the people’s court for written change 15 working days in advance. If Party A fails to timely fulfill the obligation of notifying the change of service address, the above service address shall still be legal The valid address of service.

If Party B, the People’s Court or the relevant legal documents, it shall be served as the date of return of the document shall be served on the spot The date on which the information is recorded on the certificate shall be deemed to be the date of service.

11.4 Operator data lost contact information repair clause

If the borrower fails to perform the notification obligation of the change of contact number, the borrower agrees and authorizes the loan in the case of default of the borrower, and the person shall obtain the latest contact number of the borrower through the communication operator and use it for the collection of the loan And management work.

11.5 The price and other expenses under this contract are all tax-inclusive prices including VAT, Unless otherwise agreed upon by the parties.

11.6. Invoice

11.6.1 Party B shall issue invoices according to the following provisions:

(11.6.1.1) If Party A requests an invoice, Party B shall receive the payment from Party A

Issue VAT invoices for the current paid amount according to law.

(11.6.1.2) Other agreements:

11.6.2 Invoice information provided by Party A

Company name (full name):

identification number of the taxpayer:

bank account:

bank of deposit:

address:

Tel.: [*]

11.6.3 In case of invalid invoice or red letter invoice, Party A shall provide timely assistance as required by Party B. If it is impossible to cancel the invoice or issue the red letter invoice due to Party A, Party A shall compensate Party B for all losses, including but not Limited to taxes, additional taxes, fines, late fees.

11.7.If party a for the overseas institutions of the People’s Republic of China, and the price and cost under this contract according to the laws, regulations, rules or relevant provisions of the applicable, tax incentives and tax record, party a shall, according to the requirements of party b to party b, for full and accurate VAT tax preferential filing information, to assist party b to complete the tax Record and other work.

13. the declaration terms

13.1 Party A is clearly aware of party B’s business scope and authorization authority.

13.2 Party A has carefully read all the terms and conditions of this contract and has paid special attention to the black and bold font. Party B has clearly stated the relevant terms at the request of Party A, Party A Party A has fully understood and fully understood the meaning of all the provisions and the corresponding legal consequences.

13.3 Party A’s signing and performance of the obligations hereunder is in accordance with the provisions of laws, administrative regulations, rules and Party A’s articles of association or internal organization documents, and it has obtained the internal rights of the company Approval by agencies and / or national competent authorities.

13.4 Party A’s production and operation are legal and compliant;

13.5 Party A has the ability to continue its operation and has legal sources of repayment;

13.6 Party A promises that all loans under hereunder are based on the authenticity of the specific purpose of the loan Actual needs, do not exceed their actual needs.

13.7 Party A and its controlling shareholders shall have good credit status and no major bad record record.

13.8 Party B shall have the right to entrust other branches of China Construction Bank to issue this Contract Under the loan, exercise and perform the rights and obligations of Party B hereunder, and Party A has no objection to this.

13.9 Party A declares that itself and important related parties do not have any violation of environmental and social risk management laws, regulations and rules, behaviors and circumstances, and promises to strengthen the environmental and social risk management of itself and its important affiliated parties, strictly abide by relevant laws and regulations and rules on environmental and social risk management, and eliminate harm to environmental and social risks (including but not limited to the energy consumption, pollution, land, health, safety, resettlement, ecological protection, energy conservation, emission reduction and climate change). Party A agrees that Party B has the right to supervise Party A’s environmental and social risk management, and has the right to require Party A to submit environmental and social risk reports. If party A’s above statement is false or the above commitments are not fulfilled, or Party A may cause environmental and social risks, Party B shall have the right to stop granting credit to Party A (including but not limited to refusing to issue loans, providing financing, issuing letter of guarantee or bank acceptance bill, etc.), or announce the principal and interest of the creditor’s rights (including but not limited to loans, financing, existing or possible advances) Period, or take other relief measures as agreed herein or permitted by law.

If the customer has any questions, comments or suggestions about CCB products or services, please By dialing China Construction Bank 95533 customer service and complaint hotline consultation and reflection.

Party A (the Borrower)

Borrowing enterprise: Beijing Haoxi Technology Co., LTD

Legal representative or authorized client:

Co-borrower:

Party B (Lender): China Construction Bank Co., Ltd., Beijing Huamao Branch

Signed on: January 24, 2023

(The offline contract signing method is only applicable to the following signature and seal place)

Party A (official seal):

Legal representative (person in charge) or authorized agent (signature):

Co-Borrower (signature):

Party B (official seal):

Principal or authorized agent (signature):